UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                                                                                                  April 7, 2005

NATIONSRENT COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-114115 (Commission File Number)	14-1875911 (IRS Employer ID Number)

450 East Las Olas Blvd., Suite 1400, Fort Lauderdale, Florida               33301

(Address of principal executive offices)                                              (Zip Code)

Registrant's Telephone Number, including area code:      (954) 760-6550

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

          On April 7, 2005, NationsRent Companies, Inc. (the "Company") issued a press release announcing a conference call (previously announced on April 4, 2005) to discuss its fourth quarter financial results and general business conditions. Such conference call will also include a discussion of the Company's EBITDA, a non-GAAP financial measure. A copy of the press release is included as Exhibit 99.1 hereto.

Item 9.01     Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits:

99.1	Press Release dated April 7, 2005.

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signature on following page.]

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSRENT COMPANIES, INC. By: /s/ Thomas J. Hoyer Name: Thomas J. Hoyer Title: Executive Vice President and Chief Financial Officer

Dated: April 7, 2005

INDEX TO EXHIBITS

Current Report on Form 8-K
dated April 7, 2005

NationsRent Companies, Inc.

99.1	Press Release dated April 7, 2005.